SUPPLEMENT DATED MAY 2, 2011
TO

PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

PROSPECTUSES DATED MAY 1, 2007
FOR SUN LIFE FINANCIAL MASTERS REWARD NY
AND SUN LIFE FINANCIAL MASTERS SELECT NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

This supplement contains information about the Sun Capital Global Real Estate Fund.

Effective May 1, 2011, our affiliate Massachusetts Financial Services Company became the sub-adviser to the Sun Capital Global Real Estate Fund (the “Fund”). Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Sun Cap Global Real Estate – Sub-Adviser (NY)                                                                                                                                          5/2011